EXHIBIT 32.2

                                                                    EXHIBIT 32.2


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
                                     CODE)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of The Estee Lauder Companies Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Annual Report on Form 10-K for the year ended June 30, 2003 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement required by Section 906 has been provided to The Estee Lauder Companies Inc. and will be retained by The Estee Lauder Companies Inc. and furnished to the Securities and Exchange Commission or its staff upon request.



Dated:  September 15, 2003                     /s/ Richard W. Kunes
                                               -------------------------------
                                               Richard W. Kunes
                                               Senior Vice President and Chief
                                               Financial Officer



           The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and for no other purpose.